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                                  EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 14, 2000 relating to the financial statements, which appears in AVANT Immunotherapeutics, Inc.'s Annual Report on Form 10-K/A for the year ended December 31, 1999. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


/S/ PRICEWATERHOUSECOOPERS LLP
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PricewaterhouseCoopers LLP



PricewaterhouseCoopers LLP
Boston, Massachusetts
December 22 2000